Exhibit 10.12

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of December 16, 2020, among Italian Gaming Holding a.s. (“IGH”), SAZKA Group Financing a.s. (“SAZKA Group Financing”) and SAZKA Group Financing (Czech Republic) a.s. (“SAZKA Group Financing Czech Republic”), each a company organized and existing under the laws of the Czech Republic (each of IGH, SAZKA Group Financing and SAZKA Group Financing Czech Republic is referred to as a “Subsequent Guarantor” and, collectively, the “Subsequent Guarantors”), SAZKA Group a.s. (or its permitted successor), a joint stock company incorporated under the laws of the Czech Republic (the “Issuer”) and Lucid Trustee Services Limited, as Trustee.

W I T N E S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 5, 2020, providing for the issuance of 3 7⁄8% Senior Notes due 2027 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances a Subsequent Guarantor may execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsequent Guarantor shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Subsequent Guarantors and the Trustee are authorized to execute and deliver this First Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Subsequent Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.

AGREEMENT TO GUARANTEE. Each Subsequent Guarantor hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 11 thereof.

(a)	Each Subsequent Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

(b)

If an Officer or duly authorized signatory pursuant to a board resolution or power of attorney whose signature is on this First Supplemental Indenture or on the Guarantee no longer holds that office at the time the Trustee or Authenticating Agent procures the authentication of the Note on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

(c)

Upon execution of this First Supplemental Indenture, the delivery of any Note by the Trustee or the Authenticating Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this First Supplemental Indenture on behalf of the Subsequent Guarantor.

3.

NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Subsequent Guarantor, as such, shall have any liability for any obligations of the Issuer or any Subsequent Guarantor under the Notes, the Indenture, the Guarantee or this First Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

4.	INCORPORATION BY REFERENCE. Section 13.06 of the Indenture is incorporated by reference to this First Supplemental Indenture as if more fully set out herein.

5.	NEW YORK LAW TO GOVERN. THIS FIRST SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.	COUNTERPARTS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

8.

THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Subsequent Guarantor and the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Italian Gaming Holding a.s.

By:	/s/ Kenneth Robert Morton
Name: Kenneth Robert Morton
Title: under power of attorney

SAZKA Group Financing a.s.

By:	/s/ Kenneth Robert Morton
Name: Kenneth Robert Morton
Title: under power of attorney

SAZKA Group Financing (Czech Republic) a.s.

By:	/s/ Kenneth Robert Morton
Name: Kenneth Robert Morton
Title: under power of attorney

SAZKA Group a.s.,
as the Issuer

By:	/s/ Kenneth Robert Morton
Name: Kenneth Robert Morton
Title: under power of attorney

Lucid Trustee Services Limited,
as the Trustee

By:	/s/ Paul Barton
Name: Paul Barton
Title: Director

[Signature Page to the Supplemental Indenture to 2027 Indenture]